Prepayments and Other Current Assets - Summary of Prepayments and Other Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Prepaid Expense and Other Assets, Current [Abstract]
VAT prepayments	¥ 4,052	$ 582	¥ 4,823
Staff advances	2,311	332	2,894
Advance to suppliers	9,445	1,357	3,940
Loan to a related party (Note 15)			425
Others	4,757	683	3,287
Total Prepayments	¥ 20,565	$ 2,954	¥ 15,369